UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2013 (December 4, 2013)

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA		93003
(Address of Principal Executive Offices)		(Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 4, 2013, the board of directors of Clean Diesel Technologies, Inc. (the “Company”) approved various amendments to the Company’s code of ethics and business conduct, including to (i) require directors involved in actual or potential conflict of interest situations to recuse themselves from decisions related to such matters; (ii) set forth restrictions on the use and disclosure of confidential information; and (iii) provide that the Company’s general counsel should be consulted before engaging in any activity that may involve antitrust implications.

A copy of the amended code of ethics and business conduct is available on the Company’s website at www.cdti.com under “Investor Relations” or upon request by following the instructions set forth in the section entitled “Corporate Governance” in the Company’s definitive proxy statement on Schedule 14A related to the 2013 annual meeting of stockholders filed with the Securities and Exchange Commission on April 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

December 10, 2013	By:	/s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer